SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 20, 2005


                            ZENEX INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


          Oklahoma                000-24684                   73-1587867
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)            Identification No.)


                             14220 S. Meridian Ave.
                          Oklahoma City, Oklahoma        73173
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               (Address of principal executive offices) (Zip Code)

                                 (405) 692-2300
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

Item 8.01 Other Events.

     On September 20, 2005, Zenex International, Inc. (the "Company") issued a press release announcing that the joint venture formed by the Company's wholly owned subsidiary, Aduddell Roofing and Waterproofing, Inc. ("Aduddell Roofing") and Carothers Construction, Inc. (the "Joint Venture") had received a modification to its contract (the "Contract") with the U.S. Army Corps of Engineers ("USACE")to provide temporary roofing services to Pearl River, Hancock, Harrison and Jackson Counties in Mississippi to repair the widespread damage caused by Hurricane Katrina. The Contract was initially awarded on September 3, 2005 in the amount of $10,000,000. On September 16, the Company announced that the Contract had been increased to $20,000,000. This latest modification to the Contract has increased the amount to $60,000,000.

     The Joint Venture was formed specifically for the purpose of working on the Contract to provide temporary roofing services to the Gulf Coast region. Pursuant to the terms of the agreement governing the Joint Venture, there are 3% of gross revenues set aside to pay for bonding and insurance and thereafter, Carothers will receive 20% of the remaining proceeds and Aduddell Roofing will receive 80%. Aduddell Roofing is responsible for all material cost, labor cost and management cost, which includes a fee of 16.96% to Oklahoma Development Group, LLC ("ODG"). ODG, an affiliate of the Company, was designated to manage all pre-event activities, labor, procurement, housing and administrative responsibilities associated with the Hurricane. ODG is a development and management company.

     Prior to the contract, ODG facilitated the planning and readiness program, as well as the procurement of required Hurricane response items. ODG, along with Aduddell Roofing and Carothers Construction Company, prepared the required documentation that was submitted to the USACE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

      99                   Press release dated September 20, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZENEX INTERNATIONAL, INC.

                                              RON CARTE
                                              -------------------------------
                                              Ron Carte, President

September 23, 2005

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INDEX TO EXHIBITS

Exhibit
  No.           Description                     Method of Filing
-------         -----------                     ----------------

 99   Press release dated September 20, 2005   Filed herewith electronically